UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2014

DFC Global Corp.

(Exact name of registrant as specified in charter)

Delaware	000-50866	23-2636866
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

1436 Lancaster Avenue, Suite 300 Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

(610) 296-3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

DFC Global Corp. (the “Company” or “DFC Global”) prepared a presentation for various investor communications which may be held with respect to the merger contemplated by the Agreement and Plan of Merger, dated April 1, 2014, among LSF8 Sterling Merger Parent, LLC, a Delaware limited liability company (as successor in interest to LSF8 Sterling Parent, LLC), LSF8 Sterling Merger Sub, LLC, a Delaware limited liability company (as successor in interest to LSF8 Sterling Merger Company, LLC), and the Company. Copies of the slides to be used in connection with these investor presentations are filed as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This filing and its exhibits contain forward-looking statements, including, among other things, statements regarding the following: the Company’s future results, growth, guidance and operating strategy; the global economy; the effects of currency exchange rates and fluctuations in the price of gold on reported operating results; the regulatory environment in Canada, the United Kingdom, the United States, Scandinavia and other countries; the impact of future development strategy, new stores and acquisitions; litigation matters; financing initiatives; and the performance of new products and services. These forward-looking statements involve risks and uncertainties, including risks related to: approval of the transaction by the Company’s stockholders (or the failure to obtain such approval), the ability to obtain regulatory approvals for the transaction, the Company’s ability to maintain relationships with customers and employees following the announcement of the transaction, the ability of third parties to fulfill their commitments relating to the transaction, including providing financing, the ability of the parties to satisfy the closing conditions, and the risk that the transaction may not be completed in the anticipated time frame or at all; the regulatory environments of the jurisdictions in which we do business, including reviews of our operations principally by the CFPB in the United States and the Financial Conduct Authority in the United Kingdom, and other changes in laws affecting how we do business and the regulatory bodies which govern us; current and potential future litigation; the identification of acquisition targets; the integration and performance of acquired stores and businesses; the performance of new stores and internet businesses; the impact of debt and equity financing transactions; the results of certain ongoing income tax appeals; the effects of new products and services, or changes to our existing products and services, on the Company’s business, results of operations, financial condition, prospects and guidance; and uncertainties related to the effects of changes in the value of the U.S. Dollar compared to foreign currencies. There can be no assurance that the Company will attain its expected results, successfully integrate and achieve anticipated synergies from any of its acquisitions, obtain acceptable financing, or attain its published guidance metrics, or that ongoing and potential future litigation or the various U.S. Federal or state, U.K., or other foreign legislative or regulatory activities affecting the Company or the banks with which the Company does business will not negatively impact the Company’s operations. A more complete description of these and other risks, uncertainties and assumptions is included in the Company’s filings with the Securities and Exchange Commission, including those described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended June 30, 2013, as amended in its Form 10-Q for the quarter ended September 30, 2013, in its Form 10-Q for the quarter ended December 31, 2013 and in its Form 10-Q for the quarter ended March 31, 2014. You should not place any undue reliance on any forward-looking statements. The Company disclaims any obligation to update any such factors or to publicly announce results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

Additional Information and Where to Find It

In connection with the proposed transaction, DFC Global has filed a proxy statement with the SEC. The definitive proxy statement and a form of proxy has been mailed to the stockholders of DFC Global. BEFORE MAKING A VOTING DECISION, DFC GLOBAL’S SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. DFC Global’s stockholders and other interested parties may obtain, without charge, a copy of the proxy statement and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. DFC Global’s stockholders and other interested parties may also obtain, without charge, a copy of the proxy statement and other relevant documents by going to the Investors section of DFC Global’s corporate website, www.dfcglobalcorp.com, or directing a request by mail or telephone to DFC Global Corp., 1436 Lancaster Avenue, Berwyn, Pennsylvania 19312.

DFC Global and its directors and officers may be deemed to be participants in the solicitation of proxies from DFC Global’s stockholders with respect to the special meeting of stockholders that will be held to consider the proposed transaction. Information about DFC Global’s directors and executive officers and their ownership of DFC Global’s common stock is set forth in the proxy statement for the Company’s 2013 annual meeting of stockholders, which was filed with the SEC on October 7, 2013 and the Company’s Annual Report on Form 10-K for 2013 filed with the SEC on August 29, 2013. Stockholders may obtain additional information regarding the interests of DFC Global and its directors and executive officers in the proposed merger, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Investor presentation materials

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DFC Global Corp.

By:	/s/ William M. Athas
William M. Athas
Senior Vice President, Finance, Chief Accounting Officer and Corporate Controller

Date: May 28, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor presentation materials